Exhibit 24(b)(14): Powers of Attorney

                                 POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-173298
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 8th day of March 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Mary (Maliz) E. Beams
Mary (Maliz) E. Beams, President and Director

Attested and subscribed in the presence of the principal
and subsequent to the principal subscribing same:

First Witness signs: /s/ Michele Eleveld	Second Witness Signs: /s/ Amy Barron
Printed name of witness: Michele Eleveld	Printed name of witness: Amy Barron

State of Connecticut)
) ss: at Windsor on March 8, 2012.
County of Hartford )

Personally Appeared Mary (Maliz) E. Beams, Signer and Sealer of the foregoing instrument, and acknowledged to be her free act and deed, before me.
Mary L. Grimaldi
/s/ Mary L. Grimaldi	Notary Public, State of Connecticut
Notary Public	Commission Expires 11/30/15

                                       POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-173298
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 1st day of March 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Donald W. Britton
Donald W. Britton, Director

STATE OF MINNESOTA COUNTY OF Hennepin The foregoing instrument was acknowledged before me this 1st day of March 2012, by Donald W. Britton.

Susan M. Vega
/s/ Susan M. Vega	Notary Public, State of Minnesota
Notary Public	Commission Expires 1/31/2015

                                                 POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940
and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-173298
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY
ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 9th day of March 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Patrick G. Flynn
Patrick G. Flynn, Director and Chairman

On the 9th day of March in the year 2012, before me, the undersigned, personally appeared Patrick G. Flynn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Helen M. Scheuer	Helen M. Scheuer
Notary Public	Notary Public, State of New York
No. 01SC3352985
Qualified in New York County
Commission Expires 4-30-2015

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important
Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy”
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally
Commonwealth of Pennsylvania	appeared Nicholas Morinigo, known to me (or satisfactorily
Notarial Seal	proven) to be the person whose name is subscribed as
Maureen O’Hara, Notary, Notary Public	attorney in fact for Patrick G. Flynn, and acknowledged that
West Chester Boro, Chester County	he executed the same as the act of his principal for the
My Commission Expires Jan. 12, 2014	purposes therein contained.

/s/ Maureen O’Hara
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by J. Neil
Nicole L. Molleur	McMurdie, as attorney in fact on behalf of Patrick G. Flynn.
Notary Public Within and for
The State of Connecticut
My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur
Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by Julie Rockmore,
Nicole L. Molleur	as attorney in fact on behalf of Patrick G. Flynn.
Notary Public Within and for
The State of Connecticut
My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:
(Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s
Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of
Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

                                              POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated
below any and all amendments to the Registration Statements listed below filed with the
Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-173298
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY
ACT OF 1940:
811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 15 day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Alain M. Karaoglan
Alain M. Karaoglan, Director

State of New York County of New York

On the15 day of March in the year 2012, before me, the undersigned, personally appeared Alain M. Karaoglan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Susan K. Tieger
/s/ Susan K. Tieger	Notary Public, State of New York
Notary Public	No. 01TI5088795
Qualified in Bronx County
Commission Expires 11-24-2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important
Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy”
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally
Commonwealth of Pennsylvania	appeared Nicholas Morinigo, known to me (or
Notarial Seal	satisfactorily proven) to be the person whose name is
Maureen O’Hara, Notary Public	subscribed as attorney in fact for Alain M. Karaoglan, and
West Chester Boro, Chester County	acknowledged that he executed the same as the act of his
My Commission Expires Jan. 12, 2014	principal for the purposes therein contained.

/s/ Maureen O’Hara
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by J. Neil
Nicole L. Molleur	McMurdie, as attorney in fact on behalf of Alain M.
Notary Public Within and for	Karaoglan.
The State of Connecticut
My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur
Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by Julie Rockmore,
Nicole L. Molleur	as attorney in fact on behalf of Alain M. Karaoglan.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:
(Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s
Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of
Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated
below any and all amendments to the Registration Statements listed below filed with the
Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-173298
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY
ACT OF 1940:
811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 14th day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Rodney O. Martin
Rodney O. Martin, Director

State of New York County of New York

On the14 day of March in the year 2012, before me, the undersigned, personally appeared Rodney O. Martin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Susan K. Tieger
/s/ Susan K. Tieger	Notary Public, State of New York
Notary Public	No. 01TI5088795
Qualified in Bronx County
Commission Expires 11-24-2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important
Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy”
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally
Commonwealth of Pennsylvania	appeared Nicholas Morinigo, known to me (or
Notarial Seal	satisfactorily proven) to be the person whose name is
Maureen O’Hara, Notary Public	subscribed as attorney in fact for Rodney O. Martin, and
West Chester Boro, Chester County	acknowledged that he executed the same as the act of his
My Commission Expires Jan. 12, 2014	principal for the purposes therein contained.

/s/ Maureen O’Hara
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by J. Neil
Nicole L. Molleur	McMurdie, as attorney in fact on behalf of Rodney O.
Notary Public Within and for	Martin.
The State of Connecticut
My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur
Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by Julie Rockmore,
Nicole L. Molleur	as attorney in fact on behalf of Rodney O. Martin.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30, 2014	Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:
(Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s
Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of
Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

                                 POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-173298
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 27 day of February, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith
Michael S. Smith, Director

                                POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore.

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827
033-61897	033-75992	033-81216	333-109622	333-130833	333-162593
033-64277	033-75996	333-01107	333-109860	333-133157	333-166370
033-75248	033-75998	333-09515	333-129091	333-133158	333-167182
033-75962	033-76002	333-27337	333-130822	333-134760	333-167680
033-75974	033-76004	333-56297	333-130825	333-153730	333-173298
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 27th day of February, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson
Steven T. Pierson, Senior Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Karen K. Blair	Signature of Witness #1
Karen K. Blair	Printed or typed name of Witness #1
ING, 5780 Powers Ferry Rd., NW	Address of Witness #1
Atlanta, GA 30327

/s/ Marilyn J. Copeland	Signature of Witness #2
Marilyn J. Copeland	Printed or typed name of Witness #2
ING, 5780 Powers Ferry Rd., NW	Address of Witness #2
Atlanta, GA 30327

                                           POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated
below any and all amendments to the Registration Statements listed below filed with the
Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-180532
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY

ACT OF 1940:
811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 14th day of February, 2013, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ewout L. Steenbergen
Ewout L. Steenbergen, Director

State of New York County of New York

On the 14th day of February in the year 2013, before me, the undersigned, personally appeared Ewout L.
Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Susan K. Tieger
/s/ Susan K. Tieger	Notary Public, State of New York
Notary Public	No. 01T15088795
Qualified in New York County
Commission Expires: 11-24-2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important
Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy”
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 19th day of February, 2013, before me
Maureen O’Hara, the undersigned officer, personally appeared
Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for
Commonwealth of Pennsylvania	Ewout L. Steenbergen, and acknowledged that he executed the
Notarial Seal	same as the act of his principal for the purposes therein
Maureen O’Hara, Notary Public	contained.
West Chester Boro, Chester County
My Commission Expires Jan. 12, 2014	/s/ Maureen O’Hara
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 19th day of February, 2013, by J. Neil
Nicole L. Molleur	McMurdie, as attorney in fact on behalf of Ewout L.
Notary Public Within and for	Steenbergen.
The State of Connecticut
My commission expires: Nov. 30,	/s/ Nicole L. Molleur
2014	Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 19th day of February, 2013, by Julie Rockmore,
Nicole L. Molleur	as attorney in fact on behalf of Ewout L. Steenbergen.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30,	Notary Public
2014

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:
(Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s
Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of
Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

                                         POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-180532
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 14th day of February, 2013, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Mark B. Kaye
Mark B. Kaye, Senior Vice President and Chief Financial Officer

Attested and subscribed in the presence of the principal
and subsequent to the principal subscribing same:

First Witness signs: /s/ Tracey Eck                              Second Witness Signs: /s/ John Vellturo Jr.
Printed name of witness: Tracey Eck                           Printed name of witness: John Vellturo, Jr.

State of Connecticut)
                                    ) ss: at Windsor on February 14, 2013.
County of Hartford )

Personally Appeared Mark B. Kaye, Signer and Sealer of the foregoing instrument, and acknowledged to be his free act and deed, before me.

Stephanie P. Rivera
/s/ Stephanie P. Rivera	Notary Public, State of Connecticut
Notary Public	Commission Expires 01/31/2014